FSS2 P-2

                        SUPPLEMENT DATED FEBRUARY 1, 2008
                                TO THE PROSPECTUS
                             DATED SEPTEMBER 1, 2007
                                       OF
                            FRANKLIN STRATEGIC SERIES
                     (Franklin Biotechnology Discovery Fund,
                           Franklin Technology Fund,
                       Franklin Global Health Care Fund,
                      Franklin Global Communications Fund,
                        Franklin Natural Resources Fund)

The prospectus is amended as follows:

For the Franklin Global Health Care Fund, the portfolio management team in the "Management" section on page 47 is replaced with the following:

MANAGEMENT

The Fund is managed by a team of dedicated professionals focused on investments in healthcare operations. The portfolio managers of the team are as follows:

MATTHEW WILLEY CFA(R)(1)  PORTFOLIO MANAGER OF ADVISERS
Mr. Willey has been a portfolio manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2002.

The following individual has secondary portfolio management responsibilities:

EVAN MCCULLOCH CFA(R)(1)  VICE PRESIDENT OF ADVISERS
Mr. McCulloch has been a portfolio manager of the Fund since 1994, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

               Please keep this supplement for future reference.